Exhibit 10.1

INCREMENTAL ASSUMPTION AGREEMENT

dated as of April 6, 2015,

among

CINCINNATI BELL INC.,

as the Borrower,

THE SUBSIDIARIES OF THE BORROWER PARTY HERETO,

as Guarantors,

BANK OF AMERICA, N.A.,

as Administrative Agent,

and

THE ADDITIONAL LENDERS PARTY HERETO

INCREMENTAL ASSUMPTION AGREEMENT dated as of April 6, 2015 (this “Incremental Assumption Agreement”) among CINCINNATI BELL INC. (the “Borrower”), the Subsidiaries of the Borrower party hereto, the additional Lenders listed on Schedule 2.01 hereto (the “Incremental Revolving Lenders”) and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, reference is made to that certain Credit Agreement dated as of November 20, 2012, by and among the Borrower, the Guarantors party thereto, the Lenders party thereto, the L/C Issuers party thereto and the Administrative Agent (as amended prior to the date hereof, including by amendments dated as of September 10, 2013, June 23, 2014, September 30, 2014, and November 4, 2014, the “Credit Agreement”).  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, in accordance with Section 11.01(b) of the Credit Agreement, the Borrower has requested that the Incremental Revolving Lenders (i) provide new or additional Revolving Commitments to the Borrower in the amount set forth opposite their names on Part (a) of Schedule 2.01 hereto (such commitments, the “Incremental Revolving Commitments”), in an aggregate principal amount of $50,000,000, and (ii) make Revolving Loans to the Borrower and participate in Swingline Loans and L/C Obligations from time to time during the Availability Period in accordance with the terms and subject to the conditions of the Credit Agreement.

WHEREAS, each Incremental Revolving Lender has agreed to (i) provide such Incremental Revolving Commitments to the Borrower and (ii) make Revolving Loans to the Borrower and participate in Swingline Loans and L/C Obligations from time to time during the Availability Period in accordance with the terms and subject to the conditions of the Credit Agreement, on the terms and subject to the conditions hereof.

WHEREAS, this Incremental Assumption Agreement provides for, with respect to the Incremental Revolving Commitments, an Incremental Facility entered into pursuant to Section 11.01(b) of the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Incremental Revolving Commitments.  (a)   Part (a) of Schedule 2.01 hereto sets forth the Incremental Revolving Commitment and Applicable Percentage thereof of each Incremental Revolving Lender as of the Incremental Effective Date (as defined below).  The Incremental Revolving Commitment of each Incremental Revolving Lender shall be several and not joint.  The Incremental Revolving Commitments will become effective on the Incremental Effective Date.

(b)  The provisions of Section 11.01(b) of the Credit Agreement will apply to the Incremental Revolving Commitments.  Except for the fees payable hereunder on the Incremental Effective Date to Incremental Revolving Lenders in respect of their Incremental Revolving Commitments, the Incremental Revolving Commitments and the Revolving Loans and other extensions of credit made thereunder shall have the terms applicable to the Original Revolving Commitments in effect prior to the Incremental Effective Date and the Revolving Loans and other extensions of credit made thereunder, respectively (including the Applicable Rate).  The loans, commitments and borrowings in respect of the Incremental Revolving Commitments shall constitute Loans, Commitments and Borrowings under, and shall be entitled to all the benefits afforded by, the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratable from the Guaranty set forth in Article IV of the Credit Agreement and the security interests and Liens created by the Collateral Documents.

(c)  On the Incremental Effective Date, each existing Revolving Lender shall assign to each Incremental Revolving Lender holding a Incremental Revolving Commitment, and each such Incremental Revolving Lender shall purchase from each existing Revolving Lender, at the principal amount thereof (together with accrued interest), such interests in the Revolving Loans and participations in Letters of Credit and Swingline Loans outstanding on such date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans and participations in Letters of Credit and Swingline Loans will be held by all the Revolving Lenders (including such Incremental Revolving Lenders) ratably in accordance with their Applicable Percentages after giving effect to the effectiveness of the Incremental Revolving Commitments.

(d)  For purposes of determining withholding Taxes imposed under FATCA, from and after the Incremental Effective Date, the Borrower and the Administrative Agent shall treat (and the Revolving Lenders party hereto hereby authorize the Administrative Agent to treat) the Revolving Commitments as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(e)  The fees payable pursuant to Section 2.09(a) of the Credit Agreement for the account of the Lenders shall be calculated so as to take into account the increase in the Revolving Commitments, the addition of the Incremental Revolving Lenders, any prepayments or refinancing of outstanding Loans and the reallocation of participations in any outstanding L/C Obligations and Swingline Loans, in each case on the Incremental Effective Date.

(f)  Each Incremental Revolving Lender, by delivering its signature page to this Incremental Assumption Agreement, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Lenders prior to the Incremental Effective Date.

(g)  The Administrative Agent hereby consents to this Incremental Assumption Agreement for the sole purpose of compliance with Section 11.01(b) of the Credit Agreement.

SECTION 2.  Representations and Warranties.  To induce the other parties hereto to enter into this Incremental Assumption Agreement, the Borrower and each Guarantor party hereto hereby represents and warrants to the Administrative Agent and each of the Incremental Revolving Lenders that:

(a) each such party has all requisite power and authority to execute and perform its obligations under this Incremental Assumption Agreement;

(b) this Incremental Assumption Agreement has been duly executed and delivered by each such party and, upon the Incremental Effective Date, will constitute a legal, valid and binding obligation of such party enforceable against it in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(c) the representations and warranties of the Borrower and each Loan Party set forth in this Incremental Assumption Agreement, Article VI of the Credit Agreement or any other Loan Document are true and correct in all material respects (or in all respects, if such representation and warranty is qualified by materiality) as of the Incremental Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties were true and correct in all material respects (or in all respects, if such representation and warranty is qualified by materiality) as of such earlier date; and

(d) no Default or Event of Default has occurred and is continuing on the Incremental Effective Date before or after giving effect to the Incremental Revolving Commitments.

SECTION 3.  Effectiveness.  This Incremental Assumption Agreement shall become effective as of the first date (the “Incremental Effective Date”) on which each of the following conditions has been satisfied:

(a)  The Administrative Agent shall have executed this Incremental Assumption Agreement and shall have received counterparts hereof duly executed and delivered by the Borrower, each Guarantor and each Incremental Revolving Lender.

(b)  The Administrative Agent shall have received a Pro Forma Compliance Certificate demonstrating that, upon giving effect on a Pro Forma Basis to the incurrence of the Incremental Revolving Commitments, (i) the Senior Secured Leverage Ratio does not exceed 2.50 to 1.00 and (ii) the Loan Parties are otherwise in compliance with the financial covenants set forth in Section 8.11 of the Credit Agreement, each as of the most recent fiscal quarter end for which the Administrative Agent has received the Required Financial Information.

(c)  The Administrative Agent shall have received, in each case in form and substance reasonably acceptable to the Incremental Revolving Lenders:

(i)   Copies of resolutions of each Loan Party approving and adopting this Incremental Assumption Agreement, the incurrence or guarantee of the Indebtedness evidenced by the Incremental Revolving Commitments and the other transactions contemplated hereby and authorizing execution and delivery of this Incremental Assumption Agreement, certified by a secretary or assistant secretary of such Loan Party to be true and correct and in force and effect as of the Incremental Effective Date.

(ii)  A certificate of the secretary or assistant secretary of each Loan Party dated as of the Incremental Effective Date certifying that such Loan Party has not modified its articles of incorporation or bylaws since such documents were last delivered to the Administrative Agent or, if such documents have not previously been delivered or have been so modified, attaching copies of such documents.

(iii)  Copies of certificates of good standing, existence or its equivalent with respect to each Loan Party certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of its incorporation or organization.

(iv)  An incumbency certificate of each officer of a Loan Party executing this Incremental Assumption Agreement or any of the documents referred to in this Section 3 certified by a secretary or assistant secretary to be true and correct as of the Incremental Effective Date.

(v)  The Administrative Agent shall have received a Revolving Note in favor of each Incremental Revolving Lender requesting a Revolving Note, which shall have been duly executed on behalf of the Borrower and dated as of the Incremental Effective Date.

(vi)  The Administrative Agent shall have received, in each case dated as of the Incremental Effective Date and in form and substance reasonably satisfactory to the Incremental Revolving Lenders: (A) a legal opinion of Cravath, Swaine & Moore LLP, special counsel for the Loan Parties, and (B) a legal opinion of Frost Brown Todd LLC, special Ohio counsel for the Borrower and each Loan Party organized in the State of Ohio.

(vii)  The Administrative Agent shall have received a certificate or certificates executed by a Responsible Officer of the Borrower as of the Incremental Effective Date, in form and substance reasonably satisfactory to the Incremental Revolving Lenders, stating that (A) the conditions specified in Section 2(c) and (d) of this Incremental Assumption Agreement have been satisfied, (B) all governmental, shareholder and third party consents and approvals, if any, required to be obtained for the execution, delivery and effectiveness of this Incremental Assumption Agreement have been obtained, and (C) no action, suit, investigation or proceeding is pending or threatened in writing in any court or before any arbitrator or governmental instrumentality that purports to affect any transaction contemplated by this Incremental Assumption Agreement and/or the Credit Agreement, if such action, suit, investigation or proceeding could reasonably be expected to have a Material Adverse Effect.

(viii)  The Administrative Agent shall have received a certificate executed by a Responsible Officer of the Borrower as of the Incremental Effective Date, regarding the Solvency of the Consolidated Parties on a consolidated basis after giving effect to the Incremental Revolving Commitments and the other transactions contemplated hereby.

(d)  Each Incremental Revolving Lender shall have received payment from the Borrower of fees for the account of such Incremental Revolving Lender in the amounts previously agreed to by the Borrower and the applicable Incremental Revolving Lender.

(e)  The Borrower shall have delivered notice to the Administrative Agent of a permanent reduction of the Aggregate Revolving Commitments in effect immediately prior to the Incremental Effective Date (for the avoidance of doubt, consisting solely of the Original Revolving Commitments), in an aggregate amount of $25,000,000 and such reduction shall have become effective.  The Incremental Revolving Lenders hereby acknowledge and agree that such reduction shall apply only with respect to the Original Revolving Commitments (which, for the avoidance of doubt, does not include the Incremental Revolving Commitments).

(f)  The Borrower shall have received gross cash proceeds in excess of $375,000,000 in the aggregate from sales or other Dispositions of the Capital Stock of CyrusOne or CyrusOne LP consummated after the Fourth Amendment Effective Date.

The Administrative Agent shall notify the Borrower and the Lenders of the Incremental Effective Date and such notice shall be conclusive and binding.  Notwithstanding the foregoing, this Incremental Assumption Agreement shall not become effective unless each of the conditions set forth or referred to in this Section 3 has  been satisfied at or prior to 5:00 p.m., New York City time, on May 15, 2015.

SECTION 4.  Expenses.  The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Incremental Assumption Agreement, including the reasonable fees, charges and disbursements of Moore & Van Allen, PLLC counsel for the Administrative Agent, in each case to the extent provided in Section 11.04 of the Credit Agreement.

SECTION 5.  Effect of Incremental Assumption Agreement.  (a)  Except as expressly set forth herein, this Incremental Assumption Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(b)  The Incremental Revolving Commitments shall constitute an Incremental Facility contemplated by Section 11.01(b) of the Credit Agreement. This Incremental Assumption Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6.  Applicable Law.  THIS INCREMENTAL ASSUMPTION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.  Counterparts; Integration; Effectiveness.  This Incremental Assumption Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Incremental Assumption Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page of this Incremental Assumption Agreement by telecopy or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Incremental Assumption Agreement.

SECTION 8.  Headings.  Section headings used herein are for convenience of reference only, are not part of this Incremental Assumption Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Incremental Assumption Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Incremental Assumption Agreement to be duly executed by their respective authorized officers as of the date first above written.

CINCINNATI BELL INC., an Ohio corporation
BORROWER:
	By:	/s/ Christopher C. Elma
		Name:	Christopher C. Elma
		Title:	Vice President, Treasury and Tax

[Signature Page – Incremental Assumption Agreement]

GUARANTORS:
CINCINNATI BELL TELECOMMUNICATION SERVICES LLC, an Ohio limited liability company

CINCINNATI BELL ENTERTAINMENT INC.,
an Ohio corporation

CINCINNATI BELL WIRELESS, LLC,
an Ohio limited liability company

CINCINNATI BELL TECHNOLOGY SOLUTIONS INC.,
a Delaware corporation

CINCINNATI BELL ANY DISTANCE INC.,
a Delaware corporation

CBTS SOFTWARE LLC,
a Delaware limited liability company

EVOLVE BUSINESS SOLUTIONS LLC,
an Ohio limited liability company

CINCINNATI BELL ANY DISTANCE OF VIRGINIA LLC,
a Virginia limited liability company

DATA CENTER INVESTMENTS INC.,
a Delaware corporation

DATA CENTERS SOUTH INC.,
a Delaware corporation

DATA CENTER INVESTMENTS HOLDCO LLC,
a Delaware limited liability company

DATA CENTERS SOUTH HOLDINGS LLC,
a Delaware limited liability company

	By:	/s/ Christopher C. Elma
		Name:	Christopher C. Elma
		Title:	Vice President, Treasury and Tax
On behalf of each of the entities set forth above

[Signature Page – Incremental Assumption Agreement]

BANK OF AMERICA, N.A., as Administrative Agent,

By:	/s/ Don B. Pinzon
	Name:	Don B. Pinzon
	Title:	Vice President

CINCINNATI BELL INC.
INCREMENTAL ASSUMPTION AGREEMENT

LENDER SIGNATURE PAGE

Name of Lender: Citicorp North America, Inc.

By:	/s/ Elizabeth Minnella Gonzalez
	Name:	Elizabeth Minnella Gonzalez
	Title:	Vice President & Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By:
Name:
Title:

LENDER SIGNATURE PAGE

Name of Lender: Morgan Stanley Senior Funding, Inc.

By:	/s/ Michael King
	Name:	Michael King
	Title:	Vice President

For any Lender requiring a second signature line:

Name of Lender:

By:
Name:
Title:

LENDER SIGNATURE PAGE

Name of Lender: Regions Bank

By:	/s/ Eric Harvey
	Name:	Eric Harvey
	Title:	Vice President

LENDER SIGNATURE PAGE

Name of Lender: PNC BANK, NATIONAL ASSOCIATION

By:	/s/ David Beckett
	Name:	David Beckett
	Title:	Vice President

For any Lender requiring a second signature line:

Name of Lender:

By:
Name:
Title:

LENDER SIGNATURE PAGE

Name of Lender: JPMorgan Chase Bank, N.A.

By:	/s/ John G. Kowalczuk
	Name:	John G. Kowalczuk
	Title:	Executive Director

For any Lender requiring a second signature line:

Name of Lender:

By:
Name:
Title:

LENDER SIGNATURE PAGE

Name of Lender: GOLDMAN SACHS BANK USA

By:	/s/ Nicole Ferry-Lacchia
	Name:	Nicole Ferry-Lacchia
	Title:	Authorized Signatory

Schedule 2.01

Revolving Commitments

    (a)       Incremental Revolving Commitments

	Incremental Revolving Commitments
Lender	Incremental Revolving Commitment	Applicable Percentage
Citicorp North America, Inc.	$19,218,750.00	38.437500000%
Morgan Stanley Senior Funding, Inc.	$15,000,000.00	30.000000000%
Regions Bank	$4,539,064.00	9.078128000%
PNC Bank, National Association	$4,404,686.00	8.809372000%
JP Morgan Chase Bank, N.A.	$3,418,750.00	6.837500000%
Goldman Sachs Bank USA	$3,418,750.00	6.837500000%
TOTAL:	$50,000,000	100.000000000%